Exhibit (j)(4)



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2000, relating to the financial statements and financial highlights which appears in the October 31, 2000 Annual Report to Shareholders of Mercantile Mutual Funds, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Custodian; Counsel; Auditors" in such Registration Statement.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
September 20, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2000, relating to the financial statements and financial highlights which appears in the October 31, 2000 Annual Report to Shareholders of Firstar Funds, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Custodian; Counsel; Auditors" in such Registration Statement.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
September 20, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2000, relating to the financial statements and financial highlights which appears in the October 31, 2000 Annual Report to Shareholders of Firstar Stellar Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Custodian; Counsel; Auditors" in such Registration Statement.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
September 20, 2001